PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—JUNE 2, 2023

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-2

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION—JUNE 2, 2023

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 29, 2023

To the Shareholders of the U.S. Monthly Income Fund for Puerto Rico Residents, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (including any continuations, adjournments or postponements thereof, the “Meeting”) of the U.S. Monthly Income Fund for Puerto Rico Residents, Inc., a Puerto Rico corporation (formerly known as the U.S. Municipal & Income Fund, Inc. and hereinafter referred to as the “Fund”), is scheduled to be held virtually on June 29, 2023, at 11:30 a.m. Atlantic Standard Time (11:30 a.m. Eastern Daylight Time) for the following purposes:

1.	To elect five (5) directors of the Fund to serve until the 2024 Annual Meeting of Shareholders and until their successors have been elected and qualified (PROPOSAL 1);

2.	To adopt an amendment to the By-Laws of the Fund to increase the mandatory retirement age of directors to 85 years old (PROPOSAL 2);

3.	To adopt an amendment to the By-Laws of the Fund to classify the Board of Directors (PROPOSAL 3); and

4.	To transact such other business as may properly come before the Meeting or any continuation, adjournment or postponement thereof.

The items mentioned above are discussed in greater detail in the attached Proxy Statement.

The Fund and its management are sensitive to the health and travel concerns of the Fund’s shareholders and the evolving recommendations from public health officials regarding the ongoing novel coronavirus pandemic (“COVID-19”). As a result, the Fund has determined that it is in the best interests of the Fund’s shareholders to conduct the Meeting virtually. Any shareholder wishing to participate in the Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, May 17, 2023, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on June 27, 2023 to attend and vote at the Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the Meeting.

Only holders of record of shares of the Fund’s Class A common stock and Class P common stock at the close of business on May 17, 2023 are entitled to receive this notice and vote at the Meeting the shares held of record in their name on such date.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXIES ARE SET FORTH ON THE FOLLOWING PAGE.

In San Juan, Puerto Rico, this [●] day of [●], 2023.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the invalidation of your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration section on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration section.

3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature

Corporate Accounts
(1)	ABC Corp.	ABC Corp
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe

Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane Doe

Custodial of Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr.	John B. Smith John B. Smith, Jr., Executor
(2)	John B. Smith

PRELIMINARY COPY SUBJECT TO COMPLETION—JUNE 2, 2023

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mss. Maria L. Vilaró and Barbara González as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent the undersigned and to vote, as designated on the reverse hereof, all shares of Class A Common Stock and Class P Common Stock of the U.S. Monthly Income Fund for Puerto Rico Residents, Inc., a Puerto Rico corporation (formerly known as the U.S. Municipal & Income Fund, Inc. and hereinafter referred to as the “Fund”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders scheduled to be held virtually on June 29, 2023 at 11:30 a.m. Atlantic Standard Time (11:30 a.m. Eastern Daylight Time) or at any continuation, adjournment or postponement thereof (the “Meeting”), with the same force and effect as the undersigned could do if personally present thereat, or in their discretion, upon any other business that may properly come before the Meeting to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

1.	To elect the following five (5) nominees to serve as directors until the 2024 Annual Meeting of Shareholders and until their successors have been elected and qualified: Carlos V. Ubiñas, Agustín Cabrer, Carlos Nido, Luis M. Pellot, and Clotilde Pérez.

2.	To adopt an amendment to the By-Laws of the Fund to increase the mandatory retirement age of directors to 85 years old.

3.	To adopt an amendment to the By-Laws of the Fund to classify the Board of Directors.

5.	To transact such other business as may properly come before the Meeting or any continuation, adjournment or postponement thereof.

1. To elect the nominees listed above as members of the Fund’s Board of Directors (Check one box).

☐ FOR ALL

☐ WITHHOLD ALL

☐ FOR ALL EXCEPT the following nominee(s):

____________________________________________

____________________________________________

____________________________________________

____________________________________________

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line above.

2. To adopt an amendment to the By-Laws of the Fund to increase the mandatory retirement age of directors to 85 years old.

☐ FOR

☐ AGAINST

☐ ABSTAIN

With respect to this proposal, you may vote “for,” “against,” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal.

3. To adopt an amendment to the By-Laws of the Fund to classify the Board of Directors.

☐ FOR

☐ AGAINST

☐ ABSTAIN

With respect to this proposal, you may vote “for,” “against,” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal, but broker non-votes will have no effect on the vote for this proposal.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL OF THE NAMED NOMINEES TO BE ELECTED, FOR PROPOSALS #2 AND #3, AND FOR ANY OTHER PROPOSAL SPECIFIED HEREIN.

Both of said attorneys-in-fact and proxies of the undersigned as shall be present and act at the Meeting, or if only one is present and acts individually, shall have and may exercise all of the powers of the undersigned as provided herein.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on June 29, 2023, and the accompanying Proxy Statement. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Meeting.

WITNESS the signature of the undersigned this __ day of _______, ______.

_____________________________

(Name of Shareholder)

_____________________________

(Signature)

_____________________________

(Title, if applicable)

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 29, 2023, AT 11:30 A.M. ATLANTIC STANDARD TIME

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the U.S. Monthly Income Fund for Puerto Rico Residents, Inc., a Puerto Rico corporation (formerly known as the U.S. Municipal & Income Fund, Inc. and hereinafter referred to as the “Fund”), for use at the Annual Meeting of Shareholders scheduled to be held virtually on June 29, 2023 at 11:30 a.m. Atlantic Standard Time (11:30 a.m. Eastern Daylight Time), or at any continuation, adjournment or postponement thereof (the “Meeting”).

The Fund’s Annual Report, which includes its audited financial statements for the fiscal year ended December 31, 2022, has been mailed to all holders (the “Shareholders”) of shares of the Fund’s Class A Common Stock (“Class A Shares”) and Class P Common Stock (“Class P Shares”). Class A Shares and Class P Shares are referred to herein as “Shares.”. Any Shareholder that would like to receive additional copies of the Fund’s Annual Report or copies of any subsequent shareholder report (including the most recent Semi-Annual Report succeeding the Annual Report, if any) free of charge should contact the Fund by writing to the address set forth on the first page of this Proxy Statement or by calling toll-free 1-800-221-9825. This Proxy Statement is first being mailed to the Shareholders on or about [●], 2023.

If the accompanying proxy is executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the accompanying proxy will be voted (i) FOR ALL of the nominees named in the accompanying proxy to be elected as members of the Board of Directors; (ii) FOR the proposal to adopt an amendment to the By-Laws of the Fund (the “By-Laws”) to increase the mandatory retirement age of directors to 85 years old; and (iii) FOR the proposal to adopt an amendment to the By-Laws to classify the Board of Directors. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise, either by attending the Meeting and voting their Shares in person or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the Meeting.

The presence at the Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding Shares will constitute a quorum. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the presiding officer of the Meeting may decide to adjourn the Meeting without any action by the shareholders to permit further solicitation of proxies. Additionally, the presiding officer of the Meeting may decide to adjourn the Meeting without any action by the shareholders whenever the requisite quorum has not been obtained to permit further solicitation of proxies.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Q. Why did you send me these proxy materials?

A.	This booklet contains a Notice of Annual Meeting of the Shareholders of the Fund, a Proxy Statement that describes the matters to be considered at the Meeting and provides related information and a Proxy. You are receiving these proxy materials because you own Shares, either directly or through a broker-dealer, bank, or other intermediary.

Q. Who is entitled to vote at the Meeting?

A.	Each Shareholder is entitled to one vote for each full Share held and a corresponding fraction of a vote for each fractional Share held by the Shareholder at the close of business on May 17, 2023.

Q. Who is asking for my vote?

A.	The Board of Directors of the Fund is asking you to vote at the Meeting:

●	To elect the following five (5) nominees to serve as directors until the 2024 Annual Meeting of Shareholders and until their successors have been elected and qualified: Carlos V. Ubiñas, Agustín Cabrer, Carlos Nido, Luis M. Pellot, and Clotilde Pérez;

●	To adopt an amendment to the By-Laws to increase the mandatory retirement age of directors to 85 years old and

●	To adopt an amendment to the By-Laws to classify the Board of Directors.

Q. What am I being asked to consider in connection with the Meeting?

A.	You are being asked to consider and vote:

●	To elect five (5) directors of the Fund to serve as directors until the 2024 Annual Meeting of Shareholders and until their successors have been elected and qualified (PROPOSAL 1);

●	To adopt an amendment to the By-Laws to increase the mandatory retirement age of directors to 85 years old (PROPOSAL 2);

●	To adopt an amendment to the By-Laws to classify the Board of Directors (PROPOSAL 3); and

●	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Q. How does the Board of Directors recommend that the Fund’s shareholders vote on the proposal?

A.	After careful consideration, the Board of Directors, including all the Independent Directors (as defined below), recommends that the Shareholders vote:

●	“FOR ALL” on the proposal to elect the following five (5) nominees to serve as directors until the 2024 Annual Meeting of Shareholders and until their successors have been elected and qualified: Carlos V. Ubiñas, Agustín Cabrer, Carlos Nido, Luis M. Pellot, and Clotilde Pérez;

●	“FOR” the amendment of the By-Laws to increase the mandatory retirement age of directors to 85 years old; and

●	“FOR” the amendment to the By-Laws to classify the Board of Directors.

Q. What is the required shareholder vote for approval of each proposal?

A.	In the election of Directors of the Fund (PROPOSAL 1), the nominees will be elected by a plurality of votes cast at the Meeting. In other words, if more than five (5) persons are lawfully nominated for election at the Meeting, only the five (5) nominees receiving the highest number of votes cast at the Meeting will be elected. Alternatively, in the event the only nominees standing for election are the five (5) nominees of the Board of Directors, then each such nominee will be elected so long as they receive at least one vote in favor of their election.

The proposals to amend the By-Laws to increase the mandatory retirement age of directors to 85 years old (PROPOSAL 2) and to classify the Board of Directors (PROPOSAL 3) each require the affirmative vote of a majority of the votes present virtually or represented by proxy on such proposals.

Q. How do I vote if I am a shareholder of record?

A.	You have three options to vote your Shares in the Fund:

●	By Internet:

1.	Find the 16-digit control number on the accompanying proxy card sent to you in the mail. If you cannot find your proxy card, please contact your financial advisor or custodian for assistance.

2.	Go to www.proxyvote.com, enter your control number and follow the simple on-screen instructions.

3.	If you have multiple investments, be sure to scroll down after you submit your initial voting instructions, for other ballots that may be outstanding for this and other meetings which would be listed below. At the Meeting:

●	By Mail:

1.	Sign and date the accompanying proxy card sent to you in the mail.

2.	Mail back with the enclosed business reply envelope.

3.	Please note that there may be multiple mailings, so once you have voted the proxy card, you may discard any future mailings you receive.

●	At the Virtual Meeting:

1.	Register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on June 27, 2023.

Q. How do I vote if I am a beneficial shareholder with my Shares held in street name?

A.	If you are a street name shareholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your Shares. Street name shareholders should generally be able to vote by telephone or by Internet or by signing, dating and returning a voting instruction form. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name shareholder, you may not vote your Shares by ballot at the Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Q. What is a proxy?

A.	A proxy is your legal designation of another person to vote the Shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Mss. Maria L. Vilaró and Barbara González have been designated as the Fund’s proxy holders by the Fund’s Board of Directors for the Meeting. When proxies are properly dated, executed and returned, the Shares represented by such proxies will be voted at the Meeting in accordance with the instructions of the shareholder.

Q. Can I change my vote or revoke my proxy?

A.	Yes. If you are a shareholder of record, you can change your vote or revoke your proxy by attending the Meeting and voting your Shares virtually or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the Meeting. If you are a street name shareholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Q. What should I do if I receive more than one proxy card or set of proxy materials from the Fund?

A.	Your Shares may be owned through more than one brokerage or other share ownership account. In order to vote all of the shares that you own in accordance with the recommendations of the Fund’s Board of Directors, you must use each proxy card you receive in order to vote with respect to each account by telephone, by Internet, or by signing, dating and returning the proxy card in the postage-paid envelope provided.

Q. How will my Shares be voted if I return the accompanying proxy card?

A.	The Shares represented by the accompanying form of proxy will be voted in accordance with the specifications made on the proxy if it is properly executed and received by the Fund prior to or at the Meeting. Where a choice has been specified on the proxy card accompanying this Proxy Statement with respect to the proposal, the Shares represented by such proxy card will be voted in accordance with the specifications therein.

The Directors do not intend to present any other business at the Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

If you return the accompanying proxy card that has been validly executed without indicating how your Shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted FOR ALL of the Director Nominees to be elected (Proposal 1) and FOR each other proposal specified in the accompanying proxy card (Proposals 2 and 3).

Q. Will my Shares be voted if I do nothing?

A.	Pursuant to New York Stock Exchange rules applicable to brokers, if a broker provides you with competing proxy materials (in addition to the Fund’s proxy materials), the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on with respect to your account, unless you provide the broker with specific voting instructions. In these cases, those shares will not be counted for the purpose of determining whether a quorum is present. In other words, unless you provide your broker with specific voting instructions, the broker is not permitted to provide a proxy with respect to your shares, and, accordingly, such shares will not count as present for quorum purposes. If the broker has not been provided with competing proxy materials for distribution to you, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In that case, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions; such shares will count for the purpose of determining whether a quorum is present; and any such broker non-vote will not be considered a vote cast on any such proposal.

YOUR VOTE IS VERY IMPORTANT. To ensure that your shares are represented at the Meeting, we urge you to vote TODAY by following the instructions on the accompanying proxy card to vote by Internet or telephone, or by signing, dating and returning the proxy card, whether or not you plan to attend the Meeting. You can revoke your proxy at any time before the proxy or proxies you appointed cast your votes. If your bank, broker or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow these instructions in order for your shares to be voted. We urge you to instruct your broker or other nominee, by following the instructions on the accompanying proxy card, to vote your shares in line with the Board of Directors’ recommendations on the proxy card.

Q. What is a quorum?

A.	A quorum is the minimum number of shares required to be present at the Meeting to properly hold an annual meeting of shareholders and conduct business under the By-Laws and Puerto Rican law. Without a quorum, no business may be transacted at the Meeting. The presence at the Meeting virtually or representation by proxy of the holders of more than one-half of the outstanding Shares will constitute a quorum. Abstentions and withhold votes are counted as shares present and entitled to vote for purposes of determining a quorum. Broker non-votes, if any, will not be counted for the purpose of determining whether a quorum is present. In other words, unless you provide your broker with specific voting instructions, the broker is not permitted to provide a proxy with respect to your shares, and, accordingly, such shares will not count as present for quorum purposes. If the broker has not provided you with competing proxy materials, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees.

Q. How will the Meeting be conducted?

A.	Due to the difficulties arising from the novel coronavirus pandemic (“COVID-19”), the Meeting will be conducted virtually. Any shareholder wishing to participate in the Meeting by means of remote communication can do so. If you were a record holder of shares of Class A Shares or Class P Shares of the Fund as of the close of business on the record date, May 17, 2023, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on June 27, 2023 to attend and vote at the Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the Meeting.

Q. If I can’t attend the Meeting, can I vote later?

A.	No, any votes submitted after the closing of the polls at the Meeting will not be counted. You do not need to attend the virtual Meeting to vote if you submitted your vote via proxy in advance of the Meeting. Whether or not shareholders plan to attend the Meeting, we urge shareholders to vote and submit their proxy in advance of the Meeting by one of the methods described in the proxy materials.

Q. Who can help answer any other questions I may have?

A.	If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact the Fund in writing at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The close of business on May 17, 2023 has been fixed as the record date (the “Record Date”) for the determination of the Shareholders entitled to notice of and to vote at the Meeting and all continuations, adjournments and postponements thereof.

The Fund has two classes of common stock outstanding: Class A Shares and Class P Shares. Each Share has equal voting, dividend, distribution, and liquidation rights. Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. On the Record Date, there were 6,290,198 Class A Shares outstanding and 1,941,039 Class P Shares outstanding.

Please see “Security Ownership of Certain Beneficial Owners and Management” beginning on page 23 of this Proxy Statement for a list of each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s Class A Shares and Class P Shares.

PROPOSAL 1: TO ELECT FIVE (5) DIRECTORS OF THE FUND’S BOARD OF DIRECTORS

At the Meeting, the following persons are to be nominated for election as members of the Fund’s Board of Directors (the “Director Nominees”), each to hold office until the 2024 Annual Meeting of Shareholders and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty (80) years of age, or until he or she shall have resigned or been removed. Unless authority is withheld, it is the intention of the persons named in the proxy card accompanying this Proxy Statement to vote such proxy “FOR ALL” of the Director Nominees appearing below to be elected. Each Director Nominee has indicated that they will serve if elected, but if any Director Nominee should be unable to serve, the proxy will be voted for any other person determined by the attorneys-in-fact named in the proxy in accordance with their judgment.

Ms. Perez and Messrs. Cabrer, Nido, Pellot and Ubiñas served as members of the Board of Directors during the entirety of the fiscal year ended December 31, 2022. Currently, Mr. Ubiñas is the sole “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Members of the Board of Directors who are not “interested persons” as defined in the 1940 Act are referred to herein as “Independent Directors”.

Shareholders who wish to recommend a nominee should send nominations to the Fund Secretary at the address, within the timeframe and with the materials described in “Shareholder Proposals”.

The Board of Directors intends to nominate the following persons to be elected as Directors to serve until the 2024 Annual Meeting of Shareholders and until their successors have been elected and qualified: Carlos V. Ubiñas, Agustín Cabrer, Carlos Nido, Luis M. Pellot, and Clotilde Pérez.

In addition, if Proposal 3 is approved by Shareholders, the Board will be designated into the following classes into the following classes, with the following terms of office:

Director	Class	Term Expires
Carlos V. Ubiñas	I	2024
Carlos Nido	II	2025
Clotilde Pérez	II	2025
Agustín Cabrer	III	2026
Luis M. Pellot	III	2026

In the event that Proposal 2 is approved by Shareholders, the Board intends to appoint Vincente Léon and José Villamil to the Board. In the event that Proposal 3 is also approved and the Board appoints Messrs. Léon and Mr. Villamil, the Board also intends to designate Mr. Léon as a Class I director and Mr. Villamil as a Class II director.

Certain biographical and other information related to the Director Nominees and Fund’s officers is set forth below, including their ages, their principal occupations for the last five (5) years, the length of time served as a member of the Board of Directors, the total number of Affiliated Funds (such term as defined in the table below) overseen and public directorships held. For additional biographical information concerning the Director Nominees, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Interested Director Nominees
Carlos V. Ubiñas**** (68)	Director, Chairman of the Board of Directors, and President	Current term expires in 2022 † President since 2015; Chairman of the Board of Directors since 2012; and Director since 2012	Chief Executive Officer since 2009, President since 2005 Managing Director, Head Asset Management and Investment Banking of UBS Financial Services Inc. since 2014; former Chief Operating Officer and Executive Vice President of UBS Financial Services Inc. from 1989 to 2005. UBS Financial Services Inc. is an affiliate of the Fund.	18 funds consisting of 29 portfolios	None
Independent Director Nominees
Agustín Cabrer (74)	Director	Current term expires in 2021 †† Director since 2012	President of Antonio Roig Sucesores (land holding enterprise with commercial properties) since 1995; President of Libra Government Building, Inc. (administration of court house building) since 1997; President of Cabrer Consulting (financial services business); President of CC Development, LLC (construction supervision and management consulting) for the last five years; President of CC Development, LLC (construction supervision and management consulting) since 2021; and Director of V. Suarez & Co. (food and beverage distribution company) since 2002.	18 funds consisting of 29 portfolios	None
Carlos Nido (58)	Director	Current term expires in 2023 Director since 2012	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2016.	24 funds consisting of 30 portfolios	None
Luis M. Pellot (74)	Director	Current term expires in 2021 †† Director since 2021	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC (legal services business), since 1989.	24 funds consisting of 30 portfolios	None
Clotilde Pérez (70)	Director	Current term expires in 2023 Director since 2012	Independent Corporate Development Consultant as of 2022; Vice President Corporate Development Officer at V. Suarez & Co., Inc. 1999-2022; VP Senior Investment Banker, Citibank, N.A.-Puerto Rico 1997-1999; Executive Director at Grupo Guayacán, Inc. 1996-1997; Vice President Venture Capital, PR Economic Development Bank 1993-1996; Academic Dean, UPR-Río Piedras Campus, School of Business Administration 1990-1992; Associate Professor of Finance, University of Puerto Rico, Río Piedras Campus 1987-1992. Member of the Board of Directors of Campofresco Corp. 2012-present; former Member of the Board of Trustee of the University of the Sacred Heart 2005-2019; Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc. and Puerto Rico Venture Forum 1997-2013.	24 funds consisting of 30 portfolios	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Officers
José Arias (57)	Senior Executive Vice President	Senior Executive Vice President since 2022	Managing Director of UBS Trust PR since 2020; Managing Director for Public Finance at UBS Financial Services Inc. from 2017 to 2020; Managing Director for Investment Banking at UBS Financial Services Inc. of PR from 2000 to 2017. UBS Trust PR and UBS Financial Services Inc. are affiliates of the Fund.	Not applicable	None
Leslie Highley (75)	Senior Vice President	Senior Vice President since 2003	Managing Director of UBS Trust PR; Senior Vice-President of UBS Financial Services Inc.; Senior Vice President of the Puerto Rico Residents Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico. UBS Trust PR, UBS Financial Services Inc. and Puerto Rico Residents Tax-Free Family of Funds are affiliates of the Fund.	Not applicable	None
William Rivera (64)	First Vice President and Treasurer	First Vice President since 2003 and Treasurer since 2015	Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Inc. since 1987. UBS Asset Managers, UBS Trust PR and UBS Financial Services Inc. are affiliates of the Fund.	Not applicable	None
Javier Rodríguez (49)	Assistant Vice President and Assistant Treasurer	Assistant Vice President and Assistant Treasurer since 2005	Divisional Assistant Vice President, trader, and portfolio manager of UBS Trust PR since 2003; financial analyst with UBS Trust PR from 2002 to 2003; financial analyst with Popular Asset Management from 1998 to 2002. UBS Trust PR is an affiliate of the Fund.	Not applicable	None
Liana Loyola (62)	Secretary	Secretary since 2014	Attorney in private practice since 2009.	Not applicable	None
Heydi Cuadrado (42)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Trust Company since March 2012. Trader and Assistant Portfolio Manager for UBS Asset Managers since 2008. Joined UBS Trust Company in 2003. UBS Trust Company and UBS Asset Managers are affiliates of the Fund.	Not applicable	None
Gustavo Romañach (48)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Asset Managers since 2013; Associate Director Portfolio analyst & trader of UBS Asset Managers since 2009; Assistant Vice-President of UBS Asset Managers since 2003. UBS Asset Managers is an affiliate of the Fund.	Not applicable	None
*	The address of the Directors and Officers is UBS Trust Company of Puerto Rico, American International Plaza - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.
**	Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty (80) years of age, or until he or she shall have resigned or been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.
***	The “UBS Family of Funds” consists of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. The “Co-Advised Family of Funds” consists of Puerto Rico Residents Tax-Free Fund, Inc.; Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund IV, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; Puerto Rico Residents Tax-Free Fund VI, Inc.; and Puerto Rico Residents Bond Fund I. The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust Company of Puerto Rico (“UBS Trust PR”). The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management LLC (“Popular Asset Management”). For Messrs. Ubiñas and Cabrer, the Affiliated Funds consist of the UBS Family of Funds. For Ms. Perez and Mr. Pellot and Nido, theAffiliated Funds consist of the UBS Family of Funds and the Co-Advised Family of Funds.
****	Considered an “Interested Director” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act as a result of his employment as an officer of the Fund, the Fund’s investment adviser, or an affiliate thereof.
†	Mr. Ubiñas will continue to serve as a director until the 2022 Annual Meeting of Shareholders and until his successor has been elected and qualified. No successor was nominated or elected at the Fund’s 2022 Annual Meeting of Shareholders. Mr. Ubiñas has been re-nominated as his successor to be elected at this Meeting.
††	Messrs. Cabrer and Pellot will continue to serve as directors until the 2021 Annual Meeting of Shareholders and until their successors have been elected and qualified. No successors of these directors were nominated or elected at the Fund’s 2021 Annual Meeting of Shareholders or 2022 Annual Meeting of Shareholders. Each of these directors has been re-nominated as his successor to be elected at this Meeting.

As of the Record Date, the Directors and Officers of the Fund as a group beneficially owned an aggregate of less than 1% of the Fund’s outstanding Shares. The Fund’s By-Laws define beneficial ownership to comprise all Shares that a person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, as well as all Shares that such person, together with such person’s affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions).

The Board

Mr. Ubiñas, the Chairman of the Board, is an Interested Director because of his affiliation with the Fund’s investment adviser. The Independent Directors have designated Mr. Cabrer as the lead Independent Director. In that capacity, Mr. Cabrer generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

During the fiscal year ended December 31, 2022 the Fund’s Board of Directors met eight (8) times. During that period, each of the Independent Directors then in office attended one hundred percent (100%) of the meetings of the Board of Directors and Mr. Ubiñas attended 62.5 percent (62.5%) of the meetings of the Board of Directors (including one hundred percent (100%) of the regular quarterly meetings). The aggregate remuneration by the Fund to Independent Directors then serving in such capacity for attendance at such meetings held during the fiscal year ended December 31, 2022 amounted to $16,777.80.

The Fund does not have a policy regarding director attendance at the Annual Meeting of Shareholders, and none of the Directors attended the 2022 Annual Meeting of Shareholders.

Audit Committee

The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which is responsible for overseeing the Fund’s accounting, financial reporting and auditing policies and practices and for recommending to the Board of Directors any action to ensure that the Fund’s accounting and financial reporting are consistent with acceptable accounting standards applicable to the mutual fund industry. The Board of Directors has adopted an Audit Committee Charter, which will be made available on the Fund’s website https://www.ubs.com/us/en/wealth-management/information/puerto-rico-funds.html as soon as possible after the site’s construction is completed. The Audit Committee is composed solely of Independent Directors, consisting of Messrs. Cabrer and Pellot and Ms. Perez. The Audit Committee is advised by independent legal counsel in connection with its duties. Mr. Cabrer serves as Chairman of the Audit Committee, and there is currently no audit committee financial expert.

The Audit Committee met five (5) times during the fiscal year ended December 31, 2022 Each of the Independent Directors who were members of the Audit Committee during the fiscal year ended December 31, 2022, attended one hundred percent (100%) of the Audit Committee meetings during such fiscal year. The aggregate remuneration by the Fund to the Independent Directors then serving in such capacity for attendance at such meetings during the fiscal year ended December 31, 2022, amounted to $4,000.

Audit Fees. The aggregate fees billed for professional services rendered by Ernst & Young LLP (“E&Y”) for the audit of the Fund’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal years ended December 31, 2021 and December 31, 2022 were $60,337 and $60,337, respectively.

Audit-Related Fees. During the fiscal years ended December 31, 2021 and December 31, 2022, the Fund was not billed by E&Y for assurance and related services that relate directly to the operations and financial reporting of the Fund, the Fund’s investment adviser or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund.

Tax Fees. The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2021 and December 31, 2022 were $10,331 and $10,412, respectively.

During the fiscal years ended December 31, 2021 and December 31, 2022, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Fund were billed by E&Y to the Fund’s investment adviser or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund.

All Other Fees. The Fund was not billed for any other products or services provided by E&Y for the fiscal years ended December 31, 2021 and December 31, 2022 other than the services disclosed above. During the fiscal years ended December 31, 2021 and December 31, 2022, no fees for other products or services that relate directly to the operations and financial reporting of the Fund, other than the services disclosed above, were billed by E&Y to the Fund’s investment adviser or any other entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act. All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended December 31, 2021 and December 31, 2022 were pre-approved by the Audit Committee. For the fiscal years ended December 31, 2021 and December 31, 2022, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

There were no fees billed by E&Y for non-audit services rendered to the Fund, its investment adviser, and adviser affiliates that provide ongoing services to the Fund for the fiscal years ended December 31, 2021 and December 31, 2022, other than those disclosed above.

The Audit Committee of the Fund’s Board of Directors considered the provision of non-audit services that were rendered to the Fund’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Representatives of E&Y are invited to attend the Annual Meeting and, if in attendance, such representatives will have the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.

Audit Committee Report. The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended December 31, 2022, with management of the Fund and with E&Y. The Audit Committee has received written disclosures and the letter required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, from E&Y, independent auditors for the Fund. The Audit Committee has discussed with E&Y its independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 114, as may be modified or supplemented. E&Y meets the independence requirements under AICPA standards and is independent from the Fund considering the independence rules of the Securities Exchange Commission (the “SEC”). Following the Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and E&Y, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year be included in the Fund’s Annual Report to Shareholders. In addition, pursuant to the request of the Independent Directors who serve on the Audit Committee, executive sessions were held throughout the year with E&Y and Fund management to discuss any concerns the Independent Directors may have had regarding the Fund. The Audit Committee is notified by Fund management or E&Y if any material concerns arise during the course of the audit and preparation of the audited financial statements and before they are mailed to shareholders as part of the Fund’s Annual Report to Shareholders. The Audit Committee has not received any such notifications for the fiscal year ended December 31, 2022, as of the date of this Proxy Statement.

Agustín Cabrer, Chairman of the Audit Committee

Luis M. Pellot, Member of the Audit Committee

Clotilde Perez, Member of the Audit Committee

Dividend Committee

The Dividend Committee is responsible for the determination of the amount, the form, and record date of any dividends to be declared and paid by the Fund. The Dividend Committee has three members, Messrs. Cabrer and Pellot, who are Independent Directors, and Mr. Ubiñas, who is an Interested Director. The Dividend Committee did not meet during the fiscal year ended December 31, 2022.

Compensation Committee

The Fund does not have a standing compensation committee.

Nominating Committee

The Fund has a Nominating Committee composed of three Independent Directors, who are Messrs. Cabrer, Nido, and Pellot. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as Independent Directors of the Fund and to recommend its nominees for consideration by the full Board of Directors. The Independent Directors have retained independent legal counsel to assist them in connection with these duties. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Nominating Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee evaluates nominees from whatever source using the same standard. The Fund has adopted a written Charter for the Nominating Committee, which will be made available on the Fund’s website https://www.ubs.com/us/en/wealth-management/information/puerto-rico-funds.html as soon as possible after the site’s construction is completed. The Nominating Committee was formed on May 4, 2006. The Nominating Committee did not meet during the fiscal year ended December 31, 2022.

In identifying and evaluating a potential nominee to serve as an Independent Director of a Fund, the Nominating Committee will consider, among other factors, (i) the contribution that the person can make to the Board of Directors, with consideration being given to the person’s business and professional experience, education, and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is “independent” as that term is defined in Section 2(a)(19) of the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (iv) whether or not the person has any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, any sub- adviser to the Fund, Fund service providers or their affiliates; (v) whether the individual is financially literate pursuant to applicable standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve, and willing and able to commit the time necessary to perform the duties of a Fund Director; and (viii) whether or not the selection and nomination of the person would be consistent with the Fund’s retirement policy.

Board Diversification and Director Qualifications

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience, and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes, and skills of directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Luis M. Pellot. Mr. Pellot has been the President of Pellot-González, Tax Attorneys & Counselors at Law, PSC since 1989. He is also a member of the Puerto Rico Bar Association, Puerto Rico Manufacturers Association, Puerto Rico Chamber of Commerce, Puerto Rico General Contractors Association, Puerto Rico Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997. He has been an Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002.

Agustin Cabrer. Mr. Cabrer was the President of Starlight Development Group, Inc., a real estate development company, from 1995 to 2014. He is also the President of Antonio Roig Sucesores since 1995 (real estate development), a Partner of Desarrollos Roig since 1995, Desarrollos Agricolas del Este S.E. since 1995, and El Ejemplo, S.E. since 1995 (real estate development). He is also a Partner, Pennock Growers, Inc. since 1998, Partner and Managing Director of RERBAC Holdings, LLP since 2004 (real estate development), Director of V. Suarez & Co. since 2002, V. Suarez Investment Corporation since 2002, V. Suarez International Banking Entity, Inc. since 2002, Villa Pedres, Inc. since 2002, and Caparra Motor Service since 1998, Director of TC Management from 2002 to 2013, Officer of Candelero Holdings & Management, Inc. from 2001 to 2013, 100% owner, President and Registered Principal (Agent) of Starlight Securities Inc. since 1995 (registered broker-dealer), former Member of the Board of Trustees of the University of Puerto Rico, Partner and Officer of Grupo Enersol, LLC since 2013 (solar photovoltaic developer), President of Libra Government Building, Inc. since 1997, Partner of Cometa 74, LLC since 1998, Vice-President of Candelario Point Partners, Inc. since 1998 and Officer of Marbella Development, Corp. from 2001 to 2014.

Carlos J. Nido. Mr. Nido has been the President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare, since 2015. He is also President and Executive Producer of Piñolywood Studios LLC. He also serves as a member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center, and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events. He is the former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.

Clotilde Pérez. Ms. Perez has been a corporate development consultant since 2022; Vice President Corporate Development Officer of V. Suárez & Co., Inc. from 1999 to 2022; former Member of the Board of Trustees of the University of the Sacred Heart from 2005 to 2019; Member of the Board of Directors of Campofresco Corp. since 2012; Partner of Inforgerencia, Inc. since 1985; former Member of the Board of Directors of Grupo Guayacan, Inc., EnterPrize, Inc., and Puerto Rico Venture Forum from 1999 to 2013; Vice President Venture Capital, PR Economic Development Bank from 1993-1996; and Associate Professor of Finance, University of Puerto Rico, Rio Piedras Campus from 1987-1992.

Carlos V. Ubiñas. Mr. Ubiñas has been the Chief Executive Officer of UBS Financial Services, Inc. since 2009. He has also been the President of UBS Financial Services, Inc. since 2005 and the Managing Director, Head Asset Management and Investment Banking of UBS Financial Services, Inc. since 2014. He is the former Chief Operating Officer and Executive Vice President of UBS Financial Services, Inc. from 1989 to 2005.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, are performed by third party service providers, such as the Fund’s investment adviser and administrator. The Board of Directors is responsible for overseeing the Fund’s service providers and thus has oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures, and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the investment adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others the Fund’s investment adviser, the Fund’s administrator, the Fund’s chief compliance officer and its independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the investment adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement, the Board meets with the investment adviser to review the services provided. Among other things, the Board regularly considers the investment adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a chief compliance officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the investment adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Compensation of Independent Directors

Each Independent Director receives a stipend from the Fund of up to $1,000 plus expenses for attendance at each meeting of the Fund’s Board of Directors, and $500 plus expenses for attendance at each meeting of a committee thereof. The Independent Directors do not receive retirement or other benefits as part of their compensation.

The following table sets forth certain information related to the compensation of the Fund’s directors from the Fund.

Name of Fund Director	Aggregate Compensation from the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Affiliated Funds(2)
Independent Directors
Agustín Cabrer	$6,194.45	None	None	$105,500.00
Carlos Nido	$4,194.45	None	None	$112,000.00
Clotilde Pérez	$4,194.45	None	None	$121,000.00
Luis M. Pellot	$6,194.45	None	None	$140,500.00
Interested Director
Carlos V. Ubiñas	$0.00	None	None	$0.00

(1)     Amount for the fiscal year ended December 31, 2022.

(2)     Amount for the calendar year ended December 31, 2021 and does not include amounts, if any, related to reimbursement for expenses related to attendance at such board meetings or meetings of committees thereof. For Messrs. Ubiñas and Cabrer the Affiliated Funds consist of the UBS Family of Funds (as defined above). For Messrs. Nido and Pellot and Ms. Pérez, the Affiliated Funds consist of the UBS Family of Funds and the Co-Advised Family of Funds (as defined above).

The Fund, its Board of Directors, and certain executive officers are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations, or cash flows.

Director Ownership of Equity Securities in the Fund and Affiliated Funds

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director as of December 31, 2022:

Name of Fund Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Affiliated Funds(1)
Independent Directors
Agustín Cabrer	$0	$0
Carlos Nido	$1-$10,000	$10,001-50,000
Clotilde Pérez	$0	$0
Luis M. Pellot	$0	$0
Interested Director
Carlos V. Ubiñas	$50,001-$100,000	More than $1,000,000
(1) For Messrs. Ubiñas and Cabrer, the Affiliated Funds consist of the UBS Family of Funds (as defined above). For Messrs. Nido and Pellot and Ms. Pérez, the Affiliated Funds consist of the UBS Family of Funds and the Co-Advised Family of Funds (as defined above).

Please also see “Security Ownership of Certain Beneficial Owners and Management” beginning on page 23 of this Proxy Statement for the number of Shares beneficially owned by the Directors and named executive officers of the Fund.

As of May 17, 2023, based on information provided by each of the Independent Directors, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the Investment Adviser, principal or indirectly controlling, controlled by, or under common control with such entities.

Required Vote

In the election of Directors of the Fund, the nominees will be elected by a plurality of votes cast at the Meeting. In other words, if more than five (5) persons are lawfully nominated for election at the Meeting, only the five (5) nominees receiving the highest number of votes cast at the Meeting will be elected. Alternatively, in the event the only nominees standing for election are the five (5) nominees of the Board of Directors, then each such nominee will be elected so long as they receive at least one vote in favor of their election. As a result, in each case, any Shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention (in each case, as defined below), will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR ALL” ON THE PROPOSAL TO ELECT THE ABOVE REFERENCED DIRECTOR NOMINEES AS DIRECTORS OF THE FUND.

PROPOSAL 2: AMENDMENT OF THE BY-LAWS TO INCREASE THE MANDATORY RETIREMENT AGE OF DIRECTORS TO 85 YEARS OLD

Overview

The Board is asking Shareholders to adopt an amendment to the By-Laws to increase the mandatory retirement age for directors to 85 years old (the “Proposed Retirement Age Amendment”). Under the present By-Laws, Directors are automatically removed from the Board on December 31 of the year in which they reach 80 years old. If the Proposed Retirement Age Amendment is adopted, this mandatory retirement age would be increased to 85 years old.

If the Proposed Retirement Age Amendment is adopted, the Board intends to appoint Vincente Léon and José Villamil to the Board. Messrs. Léon and Villamil were previously Directors of the Fund and were removed as a result of the retirement age in the Fund’s present By-Laws. Certain information regarding Messrs. Léon and Villamil is set forth below.

Certain biographical and other information related to Messrs. León and Villamil is set forth below, including their ages, their principal occupations for the last five (5) years, the length of time served as a member of the Board of Directors, the total number of Affiliated Funds (such term as defined in the table below) overseen and public directorships held.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen**	Public Directorships
Vicente J. León (83)	None	None	Independent business consultant since 1999.	18 funds consisting of 29 portfolios	None
José J. Villamil (82)	None	None	Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc. (consulting business) since 2005.	18 funds consisting of 29 portfolios	None

* The address of Messrs. León and Villamil is c/o UBS Trust Company of Puerto Rico, American International Plaza - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

** For Messrs. León and Villamil, the Affiliated Funds consist of the UBS Family of Funds (as defined above).

The biographies of Messrs. León and Villamil are set forth below:

Vicente J. León. Mr. León has been an Independent Director of the Funds from 2008 to 2019 and since 2021, he oversees 18 funds consisting of 29 portfolios. For the past five years, Mr. León is an independent business consultant and in 2020 and 2021 was a consultant to the Audit Committee of the Funds. He is a former Member and Vice Chairman of the Board of Directors and Chairman and Financial Expert of the Audit Committee of Triple S Management Corp. (a Public Company) from 2000 to 2012, past president of the Puerto Rico Society of Certified Public Accountants and a former Partner at KPMG LLP.

José J. Villamil. Mr. Villamil is Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc.; Member of the Board of Governors of United Way of Puerto Rico; Chairman of the Puerto Rico Manufacturer’s Association’s Committee on Competitiveness; Chairman of the Board of BBVA-PR from 1998 to 2012; founding Director of the Puerto Rico Community Foundation and the Aspen Institute’s Non-Profit Sector Research Fund; former Member of the New York Federal Reserve Bank’s Community Affairs Roundtable; former President of the Puerto Rico Chamber of Commerce, as well as former Chairman of its Economic Advisory Council; former President of the Inter-American Planning Society; former President of the Puerto Rico Economics Association; former Chairman of the Puerto Rico-2025 Commission (formerly, Alianza para el Desarrollo); former Chairman of the Commission on the Economic Future of Puerto Rico; former professor of the Economics Department of the University of Pennsylvania’s Wharton School and Graduate School of Arts and Sciences and former Professor of Planning at the University of Puerto Rico. Mr. Villamil has served on numerous Boards such as, the Boards of the Ponce School of Medicine, St. John’s School and the Ana G. Méndez University System, the Board of the National Puerto Rican Coalition in Washington, and on the Board of Economists of Hispanic Business. In 2009, Mr. Villamil was appointed as a Member of the Economic Advisory Council as well as Chairman of the Strategic Planning Committee of the State Human Resources and Occupational Development Council; Director of UBS Family of Funds from 2013-2019.

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by Messrs. León and Villamil as of December 31, 2022:

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen in Affiliated Funds(1)
Vicente J. León	$0	$0
José J. Villamil	$0	$0
(1) For Messrs. León and Villamil, the Affiliated Funds consist of the UBS Family of Funds (as defined above).

If approved, the Proposed Retirement Age Amendment would amend and restate Article III, Section 3 of the By-Laws as follows:

3. Election and Term of Directors

Directors shall be elected annually at a meeting of stockholders held for that purpose as provided in the Certificate of Incorporation. The Board of Directors may nominate any person for election as a director not less than thirty (30) nor more than fifty (50) days before the Election Meeting after obtaining Qualifying Information. In addition each “Independent Director” (as such term is defined in the Code of Ethics to be adopted by the Board of Directors) may only be replaced with another Independent Director. The Independent Directors, collectively, shall at all times represent a majority of the Board.

The term of office of each Director shall be from the time of his election and qualification until the election of Directors next succeeding his election and until his successor shall have been elected and shall have qualified or until his death, or until he shall have resigned or until December 31 of the year in which he shall have reached eighty-five (85) years of age, or until he shall have been removed as hereinafter provided in these By-Laws, or as otherwise provided by statute or the Certificate of Incorporation.

The Proposed Retirement Age Amendment will be effective upon approval of this Proposal. The description of the Proposed Retirement Age Amendment in this Proxy Statement is qualified in its entirety by reference to the text of the amendment set forth above.

A copy of the amended Article III, Section 3 of the By-Laws marked against the provision of the By-Laws to show changes pursuant to the Proposed Retirement Age Amendment is attached as Appendix A to this Proxy Statement. If this Proposal 2 and Proposal 3 are both approved at the Meeting, their proposed changes to Article III, Section 3 of the By-Laws will be combined. A copy of the amended and restated Article III, Section 3 of the By-Laws marked to show the aggregate changes of this Proposal 2 and Proposal 3 against the current Article III, Section 3 of the By-Laws is attached as Appendix C to this Proxy Statement.

Board Recommendation

The Board unanimously recommends that Shareholders vote “FOR” the adoption of the Proposed Retirement Age Amendment. Under the present By-Laws, Directors are automatically removed from the Board on December 31 of the year in which they reach 80 years old. This retirement policy has previously resulted in the removal of highly qualified Directors even though the Board desired to retain them and their removal deprived the Board of vital skills and experience, including Messrs. Léon and Villamil. Accordingly, the Board believes that it is in the best interests of Shareholders to increase the retirement age to 85 years old.

Required Vote

The amendment to the By-Laws to adopt the Proposed Retirement Age Amendment requires the affirmative vote of a majority of the votes present virtually or represented by proxy on this proposal. As a result, abstentions will have the same effect as a vote AGAINST this proposal.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO ADOPT AN AMENDMENT TO THE BY-LAWS TO INCREASE THE MANDATORY RETIREMENT AGE OF DIRECTORS TO 85 YEARS OLD.

PROPOSAL 3: AMENDMENT OF THE BY-LAWS TO CLASSIFY THE BOARD

Overview

The Board is asking Shareholders to adopt an amendment to the By-Laws to implement a classified Board structure (the “Proposed Classified Board Amendment”). If the Proposed Classified Board Amendment is approved, the Fund’s directors be classified into three classes, as nearly equal in number as possible, and with one class being elected each year at the Annual Meeting of Shareholders to serve a staggered three-year term. However, for the initial terms immediately following the division of the Board into three classes, Directors would be assigned terms of one, two or three years, as described below.

In addition, the Proposed Classified Board Amendment provides that Directors may only be removed for cause. Under Puerto Rico corporate law, directors elected to a classified board cannot be removed without just cause, unless otherwise provided in the certificate of incorporation. The Fund's certificate of incorporation does not provide that directors may be removed with or without cause. As a result, if the Proposed Classified Board Amendment is approved, Directors may only be removed for cause. Under Puerto Rico corporate law, directors could subsequently be removed without cause only if the Board subsequently approves, and shareholders adopt, an amendment to the Fund's certificate of incorporation providing that directors may be removed with or without cause.

The Proposed Classified Board Amendment provides that the Board will be designated into the following classes, with the following terms of office:

Director	Class	Term Expires
Carlos V. Ubiñas	I	2024
Carlos Nido	II	2025
Clotilde Pérez	II	2025
Agustín Cabrer	III	2026
Luis M. Pellot	III	2026

In the event that Proposal 2 is approved and the Board appoints Messrs. Léon and Mr. Villamil, as described above under Proposal 2, the Board also intends to designate Mr. Léon as a Class I director and Mr. Villamil as a Class II director.

If approved, the Proposed Classified Board Amendment would amend and restate Article III, Section 3 and Section 5 of the By-Laws as follows:

3. Election and Term of Director

The Directors shall be divided into three classes. Each class shall consist, as nearly as may be possible, of one-third of the total number of Directors constituting the entire Board of Directors. The initial Class I director will be Carlos V. Ubiñas, the initial Class II directors will be Carlos Nido and Clotilde Pérez, and the initial Class III directors will be Agustín Cabrer and Luis M. Pellot. The term of office of the initial Class I directors will expire at the first Election Meeting of stockholders following the initial classification of the directors; the term of office of the initial Class II directors will expire at the second Election Meeting of stockholders following the initial classification of the directors; and the term of office of the initial Class III directors will expire at the third Election Meeting of stockholders following the initial classification of the directors. At each Election Meeting of stockholders, successors to the class of Directors whose term expires at that Election Meeting shall be elected for a three year term.

The Board of Directors may nominate any person for election as a director not less than thirty (30) nor more than fifty (50) days before the Election Meeting after obtaining Qualifying Information. In addition each “Independent Director” (as such term is defined in the Code of Ethics to be adopted by the Board of Directors) may only be replaced with another Independent Director. The Independent Directors, collectively, shall at all times represent a majority of the Board.

The term of office of each Director shall be from the time of his election and qualification until the Election Meeting for the year in which his term expires and until his successor shall have been elected and shall have qualified or until his death, or until he shall have resigned or until December 31 of the year in which he shall have reached eighty (80) years of age, or until he shall have been removed as hereinafter provided in these By-Laws, or as otherwise provided by statute or the Certificate of Incorporation. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes, as of the Election Meeting next succeeding any such change, so as to maintain a number of Directors in each class as nearly equal as possible. In no case shall a decrease in the number of Directors shorten the term of any incumbent Director.

5. Removal of Directors

Any Director of the Corporation maybe removed only by the stockholders for cause only by a vote of seventy-five percent (75%) of the votes entitled to be cast for the election of Directors. Such vote may be effected through a declaration in writing or by proxy at a meeting called for such purpose. A meeting will be called by the Board of Directors at the written request of shareholders of record representing not less than twenty-five percent (25%) of the outstanding shares of the Fund.

The Proposed Classified Board Amendment will be effective upon approval of this Proposal. The description of the Proposed Classified Board Amendment in this Proxy Statement is qualified in its entirety by reference to the text of the amendment set forth above.

A copy of the amended Article III, Section 3 and Section 5 of the By-Laws marked against the provision of the By-Laws to show changes pursuant to the Proposed Classified Board Amendment is attached as Appendix B to this Proxy Statement. If this Proposal 3 and Proposal 2 are both approved at the Meeting, their proposed changes to Article III, Section 3 of the By-Laws will be combined. A copy of the amended and restated Article III, Section 3 of the By-Laws marked to show the aggregate changes of this Proposal 3 and Proposal 2 against the current Article III, Section 3 of the By-Laws is attached as Appendix C to this Proxy Statement.

Board Recommendation

The Board unanimously recommends that Shareholders vote “FOR” the adoption of the Proposed Classified Board Amendment. The Board believes that a classified Board is in the best interests of Shareholders. A classified Board extends the time required to elect a majority of the Board, which makes it more difficult for a third party to take control of the Board. Third parties could seek to take control of the Board to pursue short-term or self-serving interests that are not in the best interests of other Shareholders. In addition, the Board believes that serving three-year terms will enhance Directors’ focus on creating long-term value.

Required Vote

The amendment to the By-Laws to adopt the Proposed Classified Board Amendment requires the affirmative vote of a majority of the votes present virtually or represented by proxy on this proposal. As a result, abstentions will have the same effect as a vote AGAINST this proposal.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO ADOPT AN AMENDMENT TO THE BY-LAWS TO CLASSIFY THE BOARD.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Shares as of May 17, 2023 for:

●	each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s Shares;

●	each of the Fund’s named executive officers;

●	each of the Fund’s directors; and

●	all of the Fund’s current named executive officers and directors as a group.

The Fund has determined beneficial ownership in accordance with the rules and regulations of the SEC, and thus it represents sole or shared voting or investment power with respect to the Fund’s Shares. Unless otherwise indicated below, to the Fund’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 6,290,198 shares of the Fund’s Class A Shares and 1,941,039 shares of the Fund’s Class P Shares outstanding as of the close of business on May 17, 2023.

The information provided in the table is based on the Fund’s records, information filed with the SEC and information provided to the Fund, except where otherwise noted.

Name of Beneficial Owner	Number of Class A Shares	Percent of Class A Shares	Number of Class P Shares	Percent of Class P Shares
Officers and Directors: (1)
Carlos V. Ubiñas	0	*	461	*
Agustín Cabrer	7,285	*	0	*
Carlos Nido	0	*	0	*
Clotilde Pérez	91	*	0	*
Luis M. Pellot	0	*	0	*
William Rivera	0	*	0	*
All Directors and Officers as a Group (6 persons)	7,376	*	461	*

* Represents beneficial ownership of less than one percent (1%).

(1)   The address of the Directors and Officers is UBS Trust Company of Puerto Rico, American International Plaza, Penthouse Floors, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

TRANSACTIONS WITH RELATED PERSONS

The Fund’s By-Laws require the Fund to indemnify the Directors and Officers to the fullest extent permitted by the Puerto Rico General Corporations Act, the Investment Companies Act of Puerto Rico, and Section 17(h) of the 1940 Act. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Fund or its shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Other than as described above, since January 1, 2022, the Fund has not entered into any transactions, nor are there any currently proposed transactions, between the Fund and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest.

ADDITIONAL INFORMATION

Withhold Votes, Broker Non-Votes and Abstentions

Proxies (i) that are returned to the Fund but are accompanied by instructions to withhold authority to vote (a “withhold vote”) or (ii) that are marked with an abstention (“abstentions”), if applicable, will be considered to be present at the Meeting for purposes of determining a quorum. To the extent a broker provides you with competing proxy materials (in addition to the Fund’s proxy materials), proxies on which a broker has declined to vote (a “broker non-vote”), that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power, will not be considered to be present at the Meeting for purposes of determining a quorum. Withhold votes and abstentions will not be counted as votes cast. Broker non-votes, if any, will not be counted as votes cast and will have no effect on the outcome of the proposals.

Unless instructions to the contrary are marked thereon, the accompanying proxy card will be voted FOR ALL of the Director Nominees to be elected.

The election of Directors (PROPOSAL 1) requires that the nominee be elected by a plurality of votes cast at the Meeting. In other words, if more than five (5) persons are lawfully nominated for election at the meeting, only the five (5) nominees receiving the highest number of votes cast at the Meeting will be elected. Alternatively, in the event the only nominees standing for election are the five (5) nominees of the Board of Directors, then each such nominee will be elected so long as they receive at least one vote in favor of their election. As a result, any Shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention, will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

The proposals to amend the By-Laws to increase the mandatory retirement age of directors to 85 years old (PROPOSAL 2) and to classify the Board of Directors (PROPOSAL 3) each require the affirmative vote of a majority of the votes present virtually or represented by proxy on such proposals.

Investment Adviser, Administrator, and Principal Underwriter

UBS Asset Managers, a division of UBS Trust PR, serves as the Fund’s investment adviser. UBS Asset Managers is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

UBS Trust PR serves as the Fund’s administrator. UBS Trust PR is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

UBS Financial Services Puerto Rico serves as the Fund’s principal underwriter. UBS Financial Services Puerto Rico is located at 250 Muñoz Rivera Avenue, American International Plaza, Penthouse Floors, San Juan, Puerto Rico 00918.

Other Matters to Come Before the Meeting

The Directors do not intend to present any other business at the Meeting nor are they aware that any Shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals

Shareholders may present proper proposals for inclusion in the proxy statement and for consideration at next year’s annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act by submitting their proposals in writing to the Fund Secretary at the Fund’s principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918, in a timely manner. For a Rule 14a-8 shareholder proposal to be considered for inclusion in our proxy statement for the 2024 annual meeting of shareholders, the Fund’s Secretary must receive the written proposal at the Fund’s principal executive offices not later than [●], 2023. In addition, such shareholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

As provided for in the Fund’s By-Laws, at any annual or special meeting of Shareholders, proposals by Shareholders other than pursuant to Rule 14a-8 under the Exchange Act and persons nominated for election as Directors by Shareholders shall be considered only if advance notice thereof has been timely given as provided herein, and such proposals or nominations are otherwise proper for consideration under applicable law and the Fund’s Certificate of Incorporation and By-Laws. Notice of any proposal to be presented by any Shareholder or the name of any person to be nominated by the Shareholder for election as a Director of the Fund at any meeting of Shareholders, shall be delivered to the Fund’s Secretary at its principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918 not less than thirty (30) nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than forty (40) days prior to the date of the meeting, such notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than forty (40) days in advance of the annual meeting, if the Fund shall have previously disclosed, in the Fund’s By-Laws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board of Directors determines to hold the meeting on a different date. To be timely for the Meeting, notice of any proposal to be presented by any Shareholder or the name of any person to be nominated by the Shareholder for election as a Director of the Fund at the Meeting shall be delivered to the Fund’s Secretary at its principal executive office no later than May 30, 2023. Any Shareholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such Shareholder favors the proposal and setting forth such Shareholder’s name and address, the number and class of all shares of stock of the Fund beneficially owned by such Shareholder, and any material interest of such Shareholder in the proposal (other than as a Shareholder). Any Shareholder desiring to nominate any person for election as a Director shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of stock of the Fund beneficially owned by such person, the information regarding such person as would be required by paragraphs (a), (e), and (f) of Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC), such person’s signed consent to serve as a Director of the Fund if elected, such Shareholder’s name and address as well as the number and class of all shares of stock of the Fund beneficially owned by such Shareholder. The person presiding at the Meeting, in addition to making any other determinations that may be appropriate to the conduct of the Meeting, shall determine whether such notice has been duly given and shall direct that any such proposal and/or the respective nominee not be considered if such notice has not been given as provided herein.

Costs of Solicitation

In addition to the solicitation of proxies by mail, directors, officers, and representatives of the Fund as well as officers and other employees of UBS Trust PR, in its capacity as Fund administrator, and its respective affiliates, may also solicit proxies by telephone, telefax, or in person. The Fund has not retained any specially engaged employees, representatives or other persons (other than Broadridge to perform certain ministerial services) to assist in the proxy solicitation and setting up and administering the virtual shareholder meeting for the Fund. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Shares.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918 or directly to such Board member(s) at the address specified for each Director above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Shareholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund’s Secretary at:

U.S. Monthly Income Fund for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

Telephone: (787) 733-3888

Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

Appraisal Rights

Shareholders do not have appraisal rights under Puerto Rican law in connection with this proxy solicitation.

Your vote is important regardless of the size of your holdings in the Fund. Whether or not you plan to attend the Meeting, we ask that you please complete, sign and date the proxy card delivered to you and return it promptly. Returning your proxy card will not prevent you from voting at the Meeting, but will ensure that your vote is counted if you are unable to attend.

In San Juan, Puerto Rico, this [●] day of [●], 2023.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

APPENDIX A: ARTICLE III, SECTION 3 OF THE BY-LAWS MARKED TO SHOW CHANGES OF PROPOSAL 2

3.   Election and Term of Directors

Directors shall be elected annually at a meeting of stockholders held for that purpose as provided in the Certificate of Incorporation. The Board of Directors may nominate any person for election as a director not less than thirty (30) nor more than fifty (50) days before the Election Meeting after obtaining Qualifying Information. In addition each “Independent Director” (as such term is defined in the Code of Ethics to be adopted by the Board of Directors) may only be replaced with another Independent Director. The Independent Directors, collectively, shall at all times represent a majority of the Board.

The term of office of each Director shall be from the time of his election and qualification until the election of Directors next succeeding his election and until his successor shall have been elected and shall have qualified or until his death, or until he shall have resigned or until December 31 of the year in which he shall have reached eighty-five (85)~~eighty (80)~~ years of age, or until he shall have been removed as hereinafter provided in these By-Laws, or as otherwise provided by statute or the Certificate of Incorporation.

APPENDIX B: ARTICLE III, SECTION 3 AND SECTION 5 OF THE BY-LAWS MARKED TO SHOW CHANGES OF PROPOSAL 3

3.   Election and Term of Directors

The Directors shall be divided into three classes. Each class shall consist, as nearly as may be possible, of one-third of the total number of Directors constituting the entire Board of Directors. The initial Class I director will be Carlos V. Ubiñas, the initial Class II directors will be Carlos Nido and Clotilde Pérez, and the initial Class III directors will be Agustín Cabrer and Luis M. Pellot. The term of office of the initial Class I directors will expire at the first Election Meeting of stockholders following the initial classification of the directors; the term of office of the initial Class II directors will expire at the second Election Meeting of stockholders following the initial classification of the directors; and the term of office of the initial Class III directors will expire at the third Election Meeting of stockholders following the initial classification of the directors. At each Election Meeting of stockholders, successors to the class of Directors whose term expires at that Election Meeting shall be elected for a three year term.

~~Directors shall be elected annually at a meeting of stockholders held for that purpose as provided in the Certificate of Incorporation.~~ The Board of Directors may nominate any person for election as a director not less than thirty (30) nor more than fifty (50) days before the Election Meeting after obtaining Qualifying Information. In addition each “Independent Director” (as such term is defined in the Code of Ethics to be adopted by the Board of Directors) may only be replaced with another Independent Director. The Independent Directors, collectively, shall at all times represent a majority of the Board.

The term of office of each Director shall be from the time of his election and qualification until the Election Meeting for the year in which his term expires ~~election of Directors next succeeding his election~~ and until his successor shall have been elected and shall have qualified or until his death, or until he shall have resigned or until December 31 of the year in which he shall have reached eighty (80) years of age, or until he shall have been removed as hereinafter provided in these By-Laws, or as otherwise provided by statute or the Certificate of Incorporation. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes, as of the Election Meeting next succeeding any such change, so as to maintain a number of Directors in each class as nearly equal as possible. In no case shall a decrease in the number of Directors shorten the term of any incumbent Director.

5.   Removal of Directors

Any Director of the Corporation maybe removed only by the stockholders for cause only by a vote of seventy-five percent (75%) of the votes entitled to be cast for the election of Directors. Such vote may be effected through a declaration in writing or by proxy at a meeting called for such purpose. A meeting will be called by the Board of Directors at the written request of shareholders of record representing not less than twenty-five percent (25%) of the outstanding shares of the Fund.

APPENDIX C: ARTICLE III, SECTION 3 OF THE BY-LAWS MARKED TO SHOW CHANGES OF PROPOSAL 2 AND PROPOSAL 3

3.   Election and Term of Directors

The Directors shall be divided into three classes. Each class shall consist, as nearly as may be possible, of one-third of the total number of Directors constituting the entire Board of Directors. The initial Class I director will be Carlos V. Ubiñas, the initial Class II directors will be Carlos Nido and Clotilde Pérez, and the initial Class III directors will be Agustín Cabrer and Luis M. Pellot. The term of office of the initial Class I directors will expire at the first Election Meeting of stockholders following the initial classification of the directors; the term of office of the initial Class II directors will expire at the second Election Meeting of stockholders following the initial classification of the directors; and the term of office of the initial Class III directors will expire at the third Election Meeting of stockholders following the initial classification of the directors. At each Election Meeting of stockholders, successors to the class of Directors whose term expires at that Election Meeting shall be elected for a three year term.

~~Directors shall be elected annually at a meeting of stockholders held for that purpose as provided in the Certificate of Incorporation.~~ The Board of Directors may nominate any person for election as a director not less than thirty (30) nor more than fifty (50) days before the Election Meeting after obtaining Qualifying Information. In addition each “Independent Director” (as such term is defined in the Code of Ethics to be adopted by the Board of Directors) may only be replaced with another Independent Director. The Independent Directors, collectively, shall at all times represent a majority of the Board.

The term of office of each Director shall be from the time of his election and qualification until the Election Meeting for the year in which his term expires ~~election of Directors next succeeding his election~~ and until his successor shall have been elected and shall have qualified or until his death, or until he shall have resigned or until December 31 of the year in which he shall have reached eighty-five (85)~~eighty (80)~~ years of age, or until he shall have been removed as hereinafter provided in these By-Laws, or as otherwise provided by statute or the Certificate of Incorporation. If the number of Directors is changed, any increase or decrease shall be apportioned among the classes, as of the Election Meeting next succeeding any such change, so as to maintain a number of Directors in each class as nearly equal as possible. In no case shall a decrease in the number of Directors shorten the term of any incumbent Director.